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                          CONSENT OF POCO OIL COMPANY,
                        INDEPENDENT PETROLEUM ENGINEERS


     We consent to reference to our firm under the caption "Independent Reserve Engineers" and elsewhere in Amendment No 1 to the Registration Statement and related Prospectus constituting Nuevo Energy Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 20, 1998.



                                    /s/ Arthur L. Bear
                                    ----------------------------
                                    POCO OIL COMPANY
                                    August 19, 1998